                                                                     EXHIBIT 4.6
                                                                     -------

                            FORM OF WARRANT AGREEMENT

         Warrant Agreement, dated as of _____________, 1999 (this "Agreement"),
                                                                   ---------
between Sunbeam Corporation, a Delaware corporation (the "Company"), and The
                                                          -------
Bank of New York, a [Delaware] corporation, as warrant agent (the "Warrant
                                                                   -------
Agent").
-----

                                    RECITALS

         WHEREAS, the Company proposes to issue and deliver warrant certificates (the "Warrant Certificates") evidencing warrants (the "Warrants") to purchase up
      --------------------                             --------
to an aggregate of 4,979,663 shares of its Common Stock (as hereinafter defined) to holders (the "Warrant Recipients") of the Common Stock, par value $.01 per
                 ------------------
share ("Coleman Common Stock"), of The Coleman Company, Inc., a Delaware corpora
        --------------------
tion ("Coleman"), in connection with the consummation of the merger contemplated
       -------
by the Agreement and Plan of Merger, dated as of February 27, 1998 (the "Merger
                                                                         ------
Agreement"), by and among the Company, Coleman and Camper Acquisition Corp., a
---------
Delaware corporation and a wholly owned subsidiary of the Company ("CAC"); and
                                                                    ---

         WHEREAS, each Warrant will entitle the registered holder thereof to purchase one fully paid and non-assessable shares of Common Stock of the Com pany, par value $.01 per share (the "Common Stock"), at a purchase price per
                                     ------------
share equal to the Exercise Price (as hereinafter defined);

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Holders (as hereinafter defined), the Company and the Warrant Agent each agrees as follows:

         Section 1. Certain Definitions. As used in this Agreement, the
                    -------------------
following terms shall have the following respective meanings:

         "Affiliate" shall have the meaning given to such term in Rule 12b-2
          ---------
promulgated under the Securities and Exchange Act of 1934, as amended.

         "Agreement" shall have the meaning set forth in the Recitals to this
          ---------
Agreement.

         "Business Day" means any day except a Saturday, Sunday or other day on
          ------------
which commercial banks in The City of New York are authorized by law to close.

         "CAC" shall have the meaning set forth in the Recitals to this
          ---
Agreement.

         "Certificate of Incorporation" means the Restated Certificate of
          ----------------------------
Incorporation of the Company.

         "Closing Price" on any day means (i) if the shares of Common Stock then
          -------------
are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the Closing
                                                             ----
Price on such day as reported on the NYSE Composite Transactions Tape; (ii) if shares of Common Stock then are not listed and traded on the NYSE, the Closing Price on such day as reported by the principal national securities exchange on which the shares of Common Stock are listed and traded; (iii) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of The National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ");
                                                                     ------
or (iv) if the shares of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked price on such day as reported by NASDAQ.

         "Coleman" shall have the meaning set forth in the Recitals to this
          -------
Agreement.

         "Coleman Common Stock" shall have the meaning set forth in the Recitals
          --------------------
to this Agreement.

         "Common Share Equivalent" means, with respect to any security of the
          -----------------------
Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

         "Common Stock" shall have the meaning set forth in the Recitals to this
          ------------
Agreement.

         "Company" shall have the meaning set forth in the Preamble to this
          -------
Agreement.

         "Convertible Securities" shall have the meaning set forth in Section
          ----------------------
8(d).

         "Effective Time" means the date of the filing of a certificate of
          --------------
merger with the Secretary of State of the State of Delaware in connection with the merger of CAC with and into Coleman pursuant to the Merger Agreement.

         "Determination Date" shall have the meaning set forth in Section 8(f).
          ------------------

         "Exercise Date" shall mean, as to any Warrants, the date on which the
          -------------
Warrant Agent shall have received both (a) the Warrant Certificate representing such Warrants, with the Exercise Forms therein duly executed by the Holder thereof or his attorney duly authorized in writing, and (b) payment in cash (including wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Exercise Price (as hereinafter defined).

         "Exercise Price" means a price per Warrant Share equal to $7.00.
          --------------

         "Expiration Date" means 5:00 p.m. New York City time on August 23,
          ---------------
2003.

         "Fair Market Value" as at any date of determination means, as to shares
          -----------------
of the Common Stock, if the Common Stock is publicly traded at such time, the average of the daily Closing Prices of a share of Common Stock for the ten (10) consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than the Common Stock, Fair Market Value shall be determined in good faith by an independent nationally recognized investment banking firm selected by the Company and acceptable to a majority of the Holders and which shall have no other substantial relationship with the Company.

         "Holder" means, with respect to any Warrant Certificate, the Person in
          ------
whose name such Warrant Certificate is registered upon the books to be maintained by the Warrant Agent pursuant to Section 3.

         "Merger Agreement" shall have the meaning set forth in the first
          ----------------
Recitals to this Agreement.

         "NASDAQ" shall have the meaning set forth in the definition of "Closing
          ------
Price."

         "NYSE" shall have the meaning set forth in the definition of "Closing
          ----
Price."

         "Options" shall have the meaning set forth in Section 8(d).
          -------

         "Person" means an individual, partnership, corporation, limited
          ------
liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Register" shall have the meaning set forth in Section 3(a) of this
          --------
Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Subsidiary" means, with respect to any Person, any corporation or
          ----------
other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Warrant Agent" shall have the meaning set forth in the Preamble to
          -------------
this Agreement or the successor or successors of such Warrant Agent duly appointed in accordance with the terms hereof.

         "Warrant Certificates" shall have the meaning set forth in the Recitals
          --------------------
to this Agreement.

         "Warrant Recipients" shall have the meaning set forth in the Recitals
          ------------------
to this Agreement.

         "Warrant  Shares" means the shares of Common Stock deliverable upon
          ---------------
exercise of the Warrants, as adjusted from time to time.

         "Warrants" shall have the meaning set forth in the Recitals to this
          --------
Agreement.

         Section 2. The Warrant Certificates. (a) Upon issuance, each Warrant
                    ------------------------
Certificate shall evidence one or more Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which they are
---------
countersigned by the Warrant Agent and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with applicable laws, rules or regulations including any rule or regulation of any securities exchange on which the Warrants may be listed.

               (b) Warrant Certificates substantially in the form of Exhibit A
                                                                     ---------
hereto and evidencing Warrants to purchase an aggregate of up to 4,979,663 (Four Million Nine Hundred Seventy Nine Thousand Six Hundred and Sixty Three) shares of Common Stock (subject to adjustment pursuant to Sections 8 and 9) shall be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company. The names and addresses of the Warrant Recipients shall be specified by the Company pursuant to a list of Warrant Recipients provided to the Warrant Agent by the Company, which shall consist of the names of those Persons who were stockholders of record of Coleman as of the Effective Time, subject only to the elimination of the names of (i) any such Persons as are entitled to receive only a payment in lieu of a fractional Warrant in accordance with the terms of this Agree ment and (ii) any such Persons who have perfected their right to have the fair value of their shares of Coleman Common Stock judicially appraised and paid to them in cash. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this
Section 2(b) or by Section 3(b), 4(f) or 6 hereof. The Warrant Certificates shall be executed on behalf of the Company by any of its duly authorized officers, either manually or by facsimile signature printed thereon, and shall be dated the date of issuance. The Warrant Agent shall countersign the Warrant Certificates either manually or by facsimile signature printed thereon, and the Warrant Certificates shall not be valid for any purpose until so countersigned. In case any duly authorized officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

         Section 3. Registration, Exchange and Transfer of Warrants. (a) The
                    -----------------------------------------------
Warrant Agent shall keep at the principal corporate trust office of the Warrant Agent, specified in or pursuant to Section 4(d), a register (the "Register") in which, subject to such regulations as the Company may reasonably prescribe, the Warrant Agent shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

               (b) At the option of the Holder, Warrant Certificates may be exchanged at such office and upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive; provided, however, that the Company
                                     --------  -------
shall not be required to issue and deliver Warrant Certificates representing fractional warrants.

               (c) Each Warrant Certificate issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Agree ment as the Warrant Certificates surrendered for such registration of transfer or exchange.

               (d) Each Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

               (e) No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

               (f) Each Warrant Certificate when duly endorsed in blank shall be negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company, the Warrant Agent and all other persons dealing therewith as the sole and absolute owner thereof for any purpose and as the person solely entitled to exercise the rights represented thereby or to request the Warrant Agent to record the transfer thereof on the Register any notice to the contrary notwithstanding; but until such transfer on such Register, the Company and the Warrant Agent may treat the Holder thereof as the owner for all purposes.

         Section 4. Exercise Price, Payment of The Exercise Price, Duration And
                    -----------------------------------------------------------
Exercise of Warrants Generally. (a) Each Warrant Certificate shall, when counter
------------------------------
signed by the Warrant Agent, entitle the Holder thereof, upon payment of the Exercise Price and subject to the provisions of this Agreement, to receive one share of Common Stock for each whole Warrant represented thereby, subject to adjustment as herein provided, upon payment of the Exercise Price for each of such shares.

               (b) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day.

               (c) The Warrants shall terminate and become void as of 5:00 P.M. (New York City time) on the Expiration Date or, if such day is not a Business Day, then as of 5:00 P.M. on the next succeeding day that shall be a Business Day, and all rights of any Holder of a Warrant Certificate evidencing such Warrants under this Agreement or otherwise shall cease.

               (d) Subject to Sections 5 and 10 hereof, in order to exercise a Warrant, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant, with one of the forms on the reverse of or attached to the Warrant Certificates duly executed (with signature guaranteed), to the Warrant Agent at its office at 101 Barclay Street, New York, New York 10286, or at such other address as the Warrant Agent may specify in writing to the Holders at their respective addresses specified in the Register, together with payment-in-full of the Exercise Price thereof. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the number of shares of Common Stock issuable upon exercise of the Warrant (or, in the case of a partial exercise of this Warrant, the number of such shares as to which the Warrant has been exercised), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

               (e) At the option of the Holder, the Exercise Price may be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. At the option of the Holder, the Exercise Price may in the alternative be paid in whole or in part by reducing the number of shares of Common Stock issuable to the Holder by a number of shares of Common Stock that have a Fair Market Value equal to the Exercise Price which otherwise would have been paid (so that the net number of shares of Common Stock issued in respect of such exercise shall equal the number of shares of Common Stock that would have been issuable had the Exercise Price been paid entirely in cash, less a number of shares of Common Stock with a Fair Market Value equal to the portion of the Exercise Price paid in kind); provided, however, that this option shall be
                              --------  -------
available only with respect to the exercise of not more than one-half of the total number of Warrants represented by such Holder's Warrant Certificate.

               (f) The Warrants evidenced by a Warrant Certificate shall be exercis able either as an entirety or, from time to time, for part only of the number of whole Warrants evidenced thereby. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, the Warrant Certificate representing such Warrants shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not exercised shall be issued by the Company. The Warrant Agent shall countersign the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the person or persons entitled to receive the same.

               (g) As soon as practicable on or after the Exercise Date, the Warrant Agent shall notify the Company, and the Warrant Agent shall, within five Business Days of the Exercise Date, deliver or cause to be delivered to or upon any written order of any Holder appropriate evidence of ownership of any shares of Common Stock issuable upon exercise of the Warrants or other securities or property (includ ing any cash, subject to any required withholding) to which the Holder is entitled hereunder, subject to Section 5. All funds received upon the exercise of Warrants shall be deposited by the Warrant Agent for the account of the Company, unless otherwise instructed in writing by the Company.

         Section 5. Payment of Taxes. The Company shall pay any and all documen
                    ----------------
tary, or similar issue or transfer taxes payable in respect of the issuance or delivery of the Warrant Shares. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the issue or delivery of Warrants or Warrant Shares (or other securities or assets) in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such transfer tax or has established, to the satisfaction of the Company, that such transfer tax has been paid.

         Section 6. Mutilated or Missing Warrant Certificates. If (a) any
                    -----------------------------------------
mutilated Warrant Certificate is surrendered to the Warrant Agent or (b) the Company and the Warrant Agent receive evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company and the Warrant Agent (in the case of destruction, loss or theft) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section 6 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contrac tual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

         Section 7. Reservation of Shares; Listing. The Company shall at all
                    ------------------------------
times reserve and keep available, free from preemptive rights, and out of its authorized but unissued Common Stock, solely for the purpose of issuance upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, upon issue in accordance with the terms of this Agreement, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof and that upon issuance, such shares shall be listed on each national securities exchange on which any other shares of outstanding Common Stock are then listed.

         Section 8. Anti-dilution Provisions. So long as any Warrants are
                    ------------------------
outstanding, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each whole Warrant shall be subject to adjustment from time to time as follows:

               (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its

Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares, or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares (which shall not in any event be done without the express written approval of Holders of a majority of the outstanding Warrants), then in each such case the number of Warrant Shares issuable upon exercise of each whole Warrant shall be adjusted to equal the number of such shares to which the Holder of the Warrant would have been entitled upon the occurrence of such event had the Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of stockholders entitled thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) Reorganization or Reclassification. In case of any capital
                   ----------------------------------
reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), or in the event of any similar transaction, each whole Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or other transaction, as the case may be, by a holder of the number of shares of Common Stock into which such Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holders of the Warrants to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrants. An adjustment made pursuant to this Section 8(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (c) Distributions of Assets or Securities Other than Common Stock. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of its capital stock (other than Common Stock), or other debt or equity securities or evidences of indebtedness of the Company, or options, rights or warrants to purchase any of such securities, cash or other assets, then in each such case the number of Warrant Shares issuable upon exercise of each whole Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to the date of such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per share of Common Stock at the record date for determining share holders entitled to such dividend or distribution, and of which the denominator shall be such Fair Market Value per share less the Fair Market Value of the portion of the securities, cash, other assets or evidences of indebtedness so distributed applicable to one share of Common Stock. An adjustment made pursuant to this Section 8(c) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (d) Below Market Issuances of Common Stock and Convertible Securities. In case the Company shall issue Common Stock (or options, rights or warrants to purchase shares of Common Stock (collectively, "Options") or other securities convertible into or exchangeable or exercisable for shares of Common Stock (such other securities, collectively, "Convertible Securities")) at a
                                             ----------------------
price per share (or having an effective exercise, exchange or conversion price per share together with the purchase price thereof) less than the Fair Market Value per share of Common Stock on the date such Common Stock (or Options or Convertible Securities), is sold or issued (provided that no sale of securities pursuant to an underwritten public offering shall be deemed to be for less than Fair Market Value), then in each such case the number of Warrant Shares issuable upon exercise of each whole Warrant shall thereafter be adjusted by multiplying the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to the date of issuance of such Common Stock (or Options or Convertible Securities) by a fraction, the numerator of which shall be (x) the sum of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the number of additional Common Share Equivalents represented by all securities so issued multiplied by
(y) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of
(A) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance and (B) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance plus (y) the aggregate consideration received by the Company for the total number of securities so issued plus, (z) in the case of Options or Convertible Securi ties, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities; provided, however, that
                                                         --------  -------
no adjustment shall be required in respect of issuances of Common Stock (or options to purchase Common Stock) pursuant to stock option or other employee benefit plans in effect on the date hereof, or approved by the Board of Directors of the Company after the date hereof. Notwithstanding anything herein to the contrary, (1) no further adjustment to the number of Warrant Shares issuable upon exercise of each whole

Warrant shall be made upon the issuance or sale of Common Stock pursuant to (x) the exercise of any Options or (y) the conversion or exchange of any Convertible Securities, if in each case the adjustment in the number of Warrant Shares issuable upon exercise of each whole Warrant was made as required hereby upon the issuance or sale of such Options or Convertible Securities or no adjustment was required hereby at the time such Option or Convertible Security was issued, and (2) no adjustment to the number of Warrant Shares issuable upon exercise of each whole Warrant shall be made upon the issuance or sale of Common Stock upon the exercise of any Options existing on the original issue date hereof, without regard to the exercise price thereof. Notwithstanding the foregoing, no adjustment to the number of Warrant Shares issuable upon exercise of each whole Warrant shall be made pursuant to this paragraph upon the issuance or sale of Common Stock, Options, or Convertible Securities in a bona fide arm's-length transaction to any Person or group that, at the time of such issuance or sale, is not an Affiliate of the Company. An adjustment made pursuant to this Section 8(d) shall become effective immediately after such Common Stock, Options or Convertible Securities are sold.

               (e) Below Market Distributions or Issuances of Preferred Stock or Other Securities. In case the Company shall issue non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities) at a price per share (or other similar unit) less than the Fair Market Value per share (or other similar unit) of such preferred stock (or other security) on the date such preferred stock (or other security) is sold (provided that no sale of preferred stock or other security pursuant to an underwritten public offering shall be deemed to be for less than its fair market value), then in each such case the number of Warrant Shares issuable upon exercise of each whole Warrant shall thereafter be adjusted by multiplying the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to the date of issuance of such preferred stock (or other security) by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (ii) the Fair Market Value of a share of Common Stock immediately prior to the date of such issuance, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such issuance and (B) the Fair Market Value of a share of the Common Stock immediately prior to the date of such issuance minus (y) the difference between (1) the aggregate Fair Market Value of such preferred stock (or other security) and (2) the aggregate consideration received by the Company for such preferred stock (or other security). Notwithstanding the foregoing, no adjustment to the number of Warrant Shares issuable upon exercise of each whole Warrant shall be made pursuant to this paragraph upon the issuance or sale of preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities) in a bona fide arm's-length transaction to any Person or group that, at the time of such issuance or sale, is not an Affiliate of the Company. An adjustment made pursuant to this Section 8(e) shall become effective immediately after such preferred stock (or other security) is sold.

               (f) Above Market Repurchases of Common Stock. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of Common Stock of the Company (or any Options or Convertible Securities) at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the earliest of
(i) the date of such repurchase, (ii) the commencement of an offer to repurchase, or (iii) the public announcement of either (such date being referred to as the "Determination Date"), the number of Warrant Shares issuable upon
           ------------------
exercise of each whole Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to such Determination Date by a fraction, the numerator of which shall be the product of (1) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date minus the number of Common Share Equivalents represented by the securities repurchased or to be purchased by the Company or any Subsidiary thereof in such repurchase and
(2) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to the Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the sum of (1) the aggregate consideration paid by the Company in connection with such repurchase and (2) in the case of Options or Convertible Securities, the additional consideration required to be received by the Company upon the exercise, exchange or conversion of such securities. Notwithstanding the foregoing, no adjustment to the number of Warrant Shares issuable upon exercise of each whole Warrant shall be made pursuant to this paragraph upon the repurchase, by self-tender offer or otherwise, of Common Stock (or any Options or Convertible Security) in a bona fide arm's-length transaction from any Person or group that, at the time of such repurchase, is not an Affiliate of the Company.

               (g) Above Market Repurchases of Preferred Stock or Other Securities. If at any time or from time to time the Company or any Subsidiary thereof shall repurchase, by self-tender offer or otherwise, any shares of non-convertible and non-exchangeable preferred stock (or other debt or equity securities or evidences of indebtedness of the Company (other than Common Stock or Options or Convertible Securities) or options, rights or warrants to purchase any of such securities), at a purchase price in excess of the Fair Market Value thereof, on the Business Day immediately prior to the Determination Date, the number of Warrant Shares issuable upon exercise of each whole Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to the Determination Date by a fraction, the numerator of which shall be the product of (i) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (ii) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date, and the denominator of which shall be (x) the product of (A) the number of Common Share Equivalents represented by all securities outstanding immediately prior to such Determination Date and (B) the Fair Market Value of a share of Common Stock immediately prior to such Determination Date minus (y) the difference between (1) the aggregate consideration paid by the Company in connection with such repurchase and (2) the aggregate Fair Market Value of such preferred stock (or other security). Notwithstanding the foregoing, no adjustment to the number of Warrant Shares issuable upon exercise of each whole Warrant shall be made pursuant to this para graph upon the repurchase, by self-tender offer or otherwise, of non-convertible and non-exchangeable preferred stock (or other securities of the Company other than Common Stock or Options or Convertible Securities) in a bona fide arm's-length transaction from any Person or group that, at the time of such repurchase, is not an Affiliate of the Company.

               (h) Readjustment of the Number of Warrant Shares Issuable Upon Exercise of Each Whole Warrant. If (i) the purchase price provided for in any Option or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities, in each case as referred to in paragraphs (b) and (f) above, are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Section 8), or (ii) any of such Options or Convertible Securities shall have irrevocably terminated, lapsed or expired, the number of Warrant Shares then issuable upon exercise of each whole Warrant shall forthwith be readjusted (effective only with respect to any exercise of Warrants after such readjustment) to the number of Warrant Shares issuable upon exercise of each whole Warrant which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (h)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (h)).

               (i) Exercise Price Adjustment. Upon each adjustment of the number of Warrant Shares issuable upon exercise of each whole Warrant pursuant to this
Section 8, the Exercise Price of each Warrant outstanding immediately prior to such adjustment shall thereafter be equal to an adjusted Exercise Price per Warrant Share determined (to the nearest cent) by multiplying the Exercise Price for each whole Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares issuable upon exercise of each whole Warrant immediately after such adjustment.

               (j) Consideration. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received in respect thereof shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, before deduction of any reasonable, customary and adequately documented expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market
Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

               (k) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock issuable on the exercise of the Warrants above the amount payable therefor on such exercise.

               (l) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the number of Warrant Shares issuable upon exercise of each whole Warrant pursuant to this Section 8, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Warrant Agent a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjust ment is based. The Company shall, upon the written request at any time of any Holder of the Warrants, furnish or cause to be furnished to such Holder a like certificate setting forth (1) such adjustments and readjustments and (2) the number of Warrant Shares and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

               (m) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 8, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Warrant Shares which the Holders are entitled to receive upon exercise thereof.

               (n) Notice of Adjustment. Upon the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 8, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal executive office and with its transfer agent and the Warrant Agent, an officers' certificate showing the adjusted number of Warrant Shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any Holder of a Warrant executed and delivered pursuant to Section 3(b) and the Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder or any such Holder.

               (o) Payments in Lieu of Adjustment. The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to Section 8(c) otherwise required thereof, on (but not prior to) the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for Warrant Shares immediately prior to the record date with respect to such distribution. Any Holder may exercise its option under this
Section 8(o) by delivering to the Company a written notice of such exercise simultaneously with its notice of exercise of this Warrant.

         Section 9. Consolidation, Merger or Sale of Assets. In case of any
                    ---------------------------------------
consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, each Holder of Warrants shall have the right thereafter to exercise its Warrants for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which such Holder's Warrants may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for herein. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holders of the Warrants shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

         Section 10. Fractional Shares. No fractional shares or scrip
                     -----------------
representing fractional shares shall be issued upon the exercise of the Warrants and in lieu of delivery of any such fractional share upon any exercise thereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair

Market Value thereof; provided, however, that, in the event that the Company
                      --------  -------
combines or reclassifies the outstanding shares of its Common Stock into a smaller number of shares, it shall be required to issue fractional shares to a Holder if the Holder exercises all or any part of its Warrants, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares in accordance with this Section 10. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock that shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

         Section 11. No Stock Rights. Prior to the exercise of the Warrants, no
                     ---------------
Holder of a Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise thereof, nor shall anything contained herein be construed to confer upon any Holder of a Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise.

         Section 12. The Warrant Agent. (a) The Company hereby appoints the
                     -----------------
Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the appointment as agent of the Company and agrees to perform that agency upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. No implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representation as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersig nature thereon) or of any securities or other property delivered upon exercise of any Warrant, or as to the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or tender of Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of any such calculation, other than to apply any adjustment, notice of which is given by the Company to the Warrant Agent to be mailed to the Holders in accordance with Section 8(i). The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from any officer of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer, except for its own negligence or willful misconduct, but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

               (b) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

               (c) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

               (d) The Company agrees to pay to the Warrant Agent compensation for all services rendered by it hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements incurred in connection with the execution and administration of this Agreement (including the reasonable compensation and the expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               (e) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell and deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

               (f) Anything in this Agreement to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to loss of profits), even if the Warrant Agent has been advised of the form of action.

         Section 13. Resignation And Removal of Warrant Agent; Appointment of
                     --------------------------------------------------------
Successor. (a) No resignation or removal of the Warrant Agent and no appointment
---------
of a successor warrant agent shall become effective until the acceptance of appoint ment by the successor warrant agent provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence, bad faith or willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then a Holder may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any State thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

               (b) Any corporation into which the Warrant Agent or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 12(a) or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed first-class mail, postage prepaid) to each Holder at such Holder's last address as shown on the Register.

         Section 14. Money And Other Property Deposited With The Warrant Agent.
                     ---------------------------------------------------------
Any moneys, securities or other property that at any time shall be deposited on behalf of the Company with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; provided, however, such moneys, securities or other property
                --------  -------
need not be segregated from other funds, securities or other property except to the extent required by law.

         Section 15. NOTICES. (a) Except as otherwise provided in Section 15(b), any notice, demand or delivery authorized by this agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder's address shown on the Register and to the Company or the Warrant Agent as follows:

         If to the Company:             Sunbeam Corporation
                                        2381 Executive Center Drive
                                        Boca Raton, Florida  33431
                                        Attention:  General Counsel
                                        Facsimile:  (561) 912-4612

         with a copy to:                Skadden, Arps, Slate, Meagher & Flom LLP
                                        One Rodney Square
                                        Wilmington, Delaware  19801
                                        Attention:  Richard L. Easton, Esq.
                                        Facsimile:  (302) 651-3001

         If to the Warrant Agent:       The Bank of New York
                                        101 Barclay Street
                                        New York, New York 10286
                                        Attention:  ______________
                                        Facsimile:  (212) 815-_____

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

               (b) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their respective addresses shown on the Register. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

         SECTION 16. Amendments; Waivers. (a) The Company may from time to time
                     -------------------
supplement or amend this Agreement without the consent of any Holder, in order to (i) cure any ambiguity or correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Holders, or surren der any rights or powers reserved to or conferred upon the Company in this Agree ment. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 16, the Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the

Warrant Agent's own rights, duties or immunities hereunder in which case such party may, but shall not be required to, join in such execution and delivery.

               (b) With the consent of the registered Holders of at least a majority in number of the Warrants at the time outstanding, the Company and the Warrant Agent may at any time and from time to time by supplemental agreement or amendment add any provisions to or change in any manner or eliminate any of the provisions of this Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Warrant holders and of the Company; provided, however, that no such supplemental agreement or amendment shall,
--------  -------
without the consent of the registered Holder of each outstanding Warrant affected thereby:

               (i) alter the provisions of this Agreement so as to affect adversely the terms upon which the Warrants are exercisable; or

               (ii) reduce the number of Warrants outstanding the consent of whose Holders is required for any such supplemental agreement or amendment.

Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this section, the Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the Warrant Agent's own rights, duties or immunities hereunder in which case such party may, but shall not be required to, join in such execution and delivery.

               (c) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 17. Persons Benefitting. This Agreement shall be binding upon
                     -------------------
and inure to the benefit of the Company and the Warrant Agent, and their respective successors, assigns, beneficiaries, executors and administrators, and each registered Holder of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

         Section 18. Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         Section 19. Surrender of Certificates. Any Warrant Certificate
                     -------------------------
surrendered for exercise or purchase or otherwise acquired by the Company shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by such Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall deliver such cancelled Warrant Certificates to the Company.

         Section 20. Termination of Agreement. This Agreement shall terminate
                     ------------------------
and be of no further force and effect on the earliest of (a) the Expiration Date or (b) the date on which all of the Warrants have been exercised, except that the provisions of Sections 11 and 13 shall continue in full force and effect after such termination date.

         Section 21. Governing Law. This Agreement and the Warrants issued
                     -------------
hereunder and all rights arising hereunder and thereunder shall be construed and determined in accordance with the internal laws of the state of Delaware, and the performance hereof and thereof shall be governed and enforced in accordance with such laws.

         Section 22. Interpretation. When a reference is made in this Agreement
                     --------------
to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a Person are also to its permitted successors and assigns and, in the case of an individual, to his heirs and estate, as applicable.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officer thereunto duly authorized as of the date first above written.


                             SUNBEAM CORPORATION



                             By:
                                ---------------------------------------
                                Name: Steven R. Isko
                                Title: Senior Vice President and General Counsel


                             THE BANK OF NEW YORK, as Warrant Agent



                             By:
                                ---------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A
                                                                       -------

                       FORM OF FACE OF WARRANT CERTIFICATE
                        WARRANTS TO PURCHASE COMMON STOCK
                             OF SUNBEAM CORPORATION

No.                                     Certificate for                 Warrants
   ------------------------                             ---------------

         This certifies that ______________, or registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants").
                                                                  --------
Each Warrant entitles the holder thereof (a "Holder"), subject to the
                                             ------
provisions contained herein and in the Warrant Agreement referred to below, to purchase from Sunbeam Corporation, a Delaware corporation (the "Company"), one share of Common Stock, par value $.01 per share, of the
 -------
Company ("Common Stock"), at the exercise price (the "Exercise Price")
          ------------                                --------------
of $7.00 per share, subject to adjustment upon the occurrence of certain events. This Warrant Certificate shall terminate and become void as of the close of business on August 24, 2003 (the "Expiration Date");
                                               ---------------
provided, however, that if the last day for the exercise of the Warrants
--------  -------
shall not be a Business Day, then the Warrants may be exercised on the next succeeding Business Day (as defined in the Warrant Agreement) following the Expiration Date.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of ____________, 1999 (the "Warrant Agreement"),
                                                        -----------------
between the Company and The Bank of New York, as warrant agent (the "Warrant
                                                                     -------
Agent", which term includes any successor Warrant Agent under the Warrant
-----
Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by refer ence and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Warrant Agent and the Holders of the Warrants.

         As provided in the Warrant Agreement and subject to the terms and condi tions therein set forth, the Warrants are immediately exercisable. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall terminate and become void and of no value; provided, however, that
                                                         --------  -------
if the last day for the exercise of the Warrants shall not be a Business Day, then the Warrants may be exercised until 5:00 P.M. (New York City time) on the next succeeding Business Day following the Expiration Date.

         The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each whole Warrant are subject to adjustment as provided in the Warrant Agreement.

         In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Warrant Agent, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect or the share(s) of Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided,
                                                                       --------
however, that the Company shall not be required to pay any tax or other
-------
governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any Warrant Certificates or certificates for Common Stock issued upon the exercise of Warrants in a name other than that of the registered Holder of such Warrants, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

         This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the principal corporate trust office of the Warrant Agent maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by the Holder hereof, or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred; provided, however, that the Company shall not be required to issue and deliver Warrant Certificates representing fractional warrants.

         No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

         All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address: 101 Barclay Street, New York, New York 10286, Attention:
____________.

         This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:        ,
      --------  ---

                             SUNBEAM CORPORATION


                             By:
                                ----------------------------------------
                                Name: Steven R. Isko
                                Title: Senior Vice President and General Counsel


Countersigned:
THE BANK OF NEW YORK, as Warrant Agent


By:
   ------------------------------------
   Name:
   Title:

                     FORM OF REVERSE OF WARRANT CERTIFICATE
                           EXERCISE SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrants)

To:      Sunbeam Corporation

         The undersigned irrevocably exercises _____________ of the Warrants for the purchase of one share per Warrant (subject to adjustment) of Common Stock, par value $.01 per share, of Sunbeam Corporation represented by this Warrant Certificate hereof and herewith makes payment of $________ (such amount shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of Sunbeam Corporation or by any combination of such cash or check), representing the Exercise Price for such Warrants so exercised. On the terms and conditions specified in this Warrant Certificate and the Warrant Agreement therein referred to, the undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:           ,
       ---------   -----                          --------------------------
                                                  (Name - Please Print)


                                                  --------------------------
                                                  (Signature of Owner)(1)


                                                  --------------------------
                                                  (Street Address)


                                                  --------------------------
                                                  (City) (State) (Zip Code)


                                                  --------------------------
                                                  (Signature Guaranteed by)

------------------

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed.

Securities and/or check to be issued to:
                                        --------------------------------------

Please insert social security or identifying number:
                                                    --------------------------

Name:
     -------------------------------------------------------------------------

Street Address:
               ---------------------------------------------------------------

City, State and Zip Code:
                         -----------------------------------------------------

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:
          --------------------------------------------------------------------

Please insert social security or identifying number:
                                                    --------------------------

Name:
     -------------------------------------------------------------------------

Street Address:
               ---------------------------------------------------------------

City, State and Zip Code:
                         -----------------------------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of whole Warrants set forth below:


                                         Social Security
                                         Number or Other
                                        Identifying Number
    Name of Assignees     Address          of Assignees       Number of Warrants
--------------------------------------------------------------------------------



and does hereby irrevocably constitute and appoint ___________________ the undersigned's attorney to make such transfer on the books of the Warrant Agent maintained for that purpose, with full power of substitution in the premises.

Date:           , 19
     -----------    ---


                             ------------------------------------------
                             (Signature of Owner)(2)


                             ------------------------------------------
                             (Street Address)


                             ------------------------------------------
                             (City) (State) (Zip Code)


                             ------------------------------------------
                             (Signature Guaranteed by)


-----------------

(2) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed.